Exhibit 99.1

ServiceNow Reports Financial Results for the Third Quarter 2014

Third Quarter Revenues Grew 61% Year-over-Year to $178.7 Million

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 22, 2014--ServiceNow® (NYSE:NOW), the enterprise IT cloud company, today announced its financial results for the third quarter of 2014.

Third quarter 2014 results:

  Revenues of $178.7 million, an increase of 61% compared to the third quarter of 2013, and an increase of 7% from the second quarter of 2014.
  Non-GAAP operating income of $10.2 million, or 6% of total revenues, compared to a non-GAAP operating income of $3.8 million, or 3% of total revenues in the third quarter of 2013 (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).
  A GAAP net loss for the quarter of $41.1 million, or a $0.28 loss per basic and diluted share, compared with a GAAP net loss of $14.7 million, or a $0.11 loss per basic and diluted share, in the third quarter of 2013.
  Non-GAAP net income for the quarter of $5.7 million, or a $0.04 income per basic share and $0.03 income per diluted share, compared to a non-GAAP net income of $2.2 million or a $0.02 income per basic share and $0.01 income per diluted share, in the third quarter of 2013 (see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).
  Deferred revenue of $350.8 million, a 7% increase compared to the $328.9 million reported at the end of the prior quarter.
  Billings of $200.7 million, a 7% increase compared to the $187.1 million reported in the previous quarter and a 58% increase compared to the $127.0 million reported for the same period last year (see the table entitled “Non-GAAP Billings Reconciliation” for a reconciliation of non-GAAP billings to GAAP revenues).
  Added 150 net new customers, bringing the total to 2,514. Customer renewal rate remained strong at 98%, with upsells representing 35% of the annual contract value booked in the quarter.

“We had a solid third quarter as we continued to help our customers extend service management across the enterprise,” said Frank Slootman, president and chief executive officer, ServiceNow. “The opportunities for us to expand within IT, as well as deliver value throughout the business, significantly broaden our addressable market and growth potential.”

“Our strong third quarter performance included a record 11 deals greater than $1 million in annual contract value,” added Michael Scarpelli, chief financial officer, ServiceNow. “We also achieved our first quarter of billings greater than $200 million.”

Financial Outlook

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, and acquisition related expenses (see table which reconciles these non-GAAP financial measures to the related GAAP measures). Negative numbers are shown in parentheses.

For the fourth quarter of 2014, we expect:

  Total revenues between $192 and $194 million, representing year-over-year growth between 53% and 55%. Our total fourth quarter revenue estimate consists of subscription revenues between $162 and $163 million and professional services and other revenues between $30 and $31 million.
  Billings between $245 and $250 million, representing year-over-year growth between 47% and 50%.
  Subscription gross margin of approximately 78%, professional services and other gross margin of approximately 15%, and overall gross margin of approximately 68%.
  Operating margin of approximately 2%.

For the full year 2014, we expect revenues to be in the range of $677 to $679 million, representing year-over-year growth between 59% and 60%. Our total annual revenues estimate consists of subscription revenues between $562 and $563 million and professional services and other revenues between $114 and $115 million.

Conference Call Details

ServiceNow will host a conference call to discuss its financial results for the third quarter of 2014 to begin today at 2 p.m. PDT (21:00 GMT). Interested parties may listen to the call by dialing 877.703.6107 (passcode: 44361762) or if outside North America, by dialing 857.244.7306 (passcode: 44361762). Individuals may access the live teleconference from the investor relations section of the ServiceNow web site at http://investors.servicenow.com. The webcast will be archived for a period of 30 days.

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP results for gross margins, operating margins, net income or loss, basic and diluted income or loss per share, free cash flow and billings in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include stock-based compensation expense, the amortization of debt discount and issuance costs related to convertible senior notes, amortization of purchased intangibles, and acquisition related expenses and the related income tax effect of these adjustments. Management believes the presentation of operating results that excludes one or more of these items provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Management believes information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue. Management believes billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook,” and our addressable market and growth potential. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2013 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2014.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is the enterprise IT cloud company. We transform IT by automating and managing IT service relationships across the global enterprise. Organizations deploy our service to create a single system of record for IT and automate manual tasks, standardize processes and consolidate legacy systems. Using our extensible platform, our customers create custom applications and evolve the IT service model to service domains inside and outside the enterprise. ServiceNow transforms IT from the department of no to the department of now. For more information, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Revenues:
Subscription	$150,367	$92,992	$400,466	$244,926
Professional services and other	28,345	18,267	84,093	54,494
Total revenues	178,712	111,259	484,559	299,420
Cost of revenues (1):
Subscription	37,925	23,429	102,357	61,960
Professional services and other	28,161	18,146	75,781	47,921
Total cost of revenues	66,086	41,575	178,138	109,881
Gross profit	112,626	69,684	306,421	189,539
Operating expenses (1):
Sales and marketing	84,002	47,336	245,355	137,853
Research and development	39,683	20,819	106,232	54,809
General and administrative	23,440	16,179	69,985	43,783
Total operating expenses	147,125	84,334	421,572	236,445
Loss from operations	(34,499)	(14,650)	(115,151)	(46,906)
Interest and other income (expense), net	(5,949)	600	(17,143)	(604)
Loss before provision for income taxes	(40,448)	(14,050)	(132,294)	(47,510)
Provision for income taxes	602	663	2,430	1,966
Net loss	$(41,050)	$(14,713)	$(134,724)	$(49,476)
Net loss per share - Basic and Diluted	$(0.28)	$(0.11)	$(0.93)	$(0.37)
Weighted-average shares used to compute net loss per share - Basic and Diluted	146,335,519	137,456,531	144,239,844	134,036,466

(1) Includes total stock-based compensation expense for stock-based awards as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Cost of revenues:
Subscription	$3,995	$2,190	$10,896	$5,980
Professional services and other	3,572	1,209	9,188	3,095
Sales and marketing	14,956	5,945	36,382	14,752
Research and development	11,682	4,176	29,973	11,005
General and administrative	7,285	4,331	21,884	9,893

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2014	December 31, 2013
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$235,086	$366,303
Short-term investments	410,986	268,251
Accounts receivable, net	111,164	108,339
Current portion of deferred commissions	36,376	31,123
Prepaid expenses and other current assets	27,787	23,733
Total current assets	821,399	797,749
Deferred commissions, less current portion	25,319	21,318
Long-term investments	238,051	255,356
Property and equipment, net	96,977	75,560
Intangible assets, net	58,304	5,796
Goodwill	58,344	8,724
Other assets	6,218	3,973
Total assets	$1,304,612	$1,168,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,416	$7,405
Accrued expenses and other current liabilities	69,410	68,130
Current portion of deferred revenue	338,451	252,553
Total current liabilities	419,277	328,088
Deferred revenue, less current portion	12,344	14,169
Convertible senior notes, net	436,332	414,777
Other long-term liabilities	19,244	17,183
Stockholders’ equity	417,415	394,259
Total liabilities and stockholders’ equity	$1,304,612	$1,168,476

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013

Cash flows from operating activities:
Net loss	$(41,050)	$(14,713)	$(134,724)	$(49,476)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,104	6,613	28,734	16,316
Amortization of premiums on investments	2,185	1,208	6,044	3,441
Amortization of deferred commissions	12,763	7,828	36,398	19,825
Amortization of debt discount and issuance costs	7,325	—	21,608	—
Stock-based compensation	41,490	17,851	108,323	44,725
Tax benefit from employee stock plans	(573)	754	(1,190)	(1,817)
Other	(383)	323	(1,973)	1,236
Changes in operating assets and liabilities:
Accounts receivable	(4,837)	8,903	(6,935)	(6,988)
Deferred commissions	(19,149)	(14,114)	(47,115)	(34,894)
Prepaid expenses and other assets	(1,285)	(4,518)	(2,386)	1,077
Accounts payable	(7,084)	(283)	3,892	(408)
Deferred revenue	29,039	13,758	92,351	54,332
Accrued expenses and other liabilities	(5,545)	(2,890)	(11,751)	(1,890)
Net cash provided by operating activities	25,000	20,720	91,276	45,479
Cash flows from investing activities:
Purchases of property and equipment	(18,094)	(16,824)	(45,499)	(39,059)
Acquisition, net of cash acquired	(99,813)	(13,330)	(99,813)	(13,330)
Purchases of investments	(119,471)	(48,681)	(360,783)	(233,444)
Sale of investments	28,914	7,105	97,807	50,403
Maturities of investments	67,450	35,005	134,618	142,456
Restricted cash	—	(11)	(55)	(174)
Net cash used in investing activities	(141,014)	(36,736)	(273,725)	(93,148)
Cash flows from financing activities:
Offering costs paid in connection with follow-on offering	—	—	—	(698)
Proceeds from employee stock plans	25,093	16,003	53,904	47,833
Tax benefit from employee stock plans	573	(754)	1,190	1,817
Net cash provided by financing activities	25,666	15,249	55,094	48,952
Foreign currency effect on cash and cash equivalents	(3,841)	1,628	(3,862)	822
Net increase/(decrease) in cash and cash equivalents	(94,189)	861	(131,217)	2,105
Cash and cash equivalents at beginning of period	329,275	120,233	366,303	118,989
Cash and cash equivalents at end of period	$235,086	$121,094	$235,086	$121,094

Calculation of free cash flows (a non-GAAP measure):
Net cash provided by operating activities	$25,000	$20,720	$91,276	$45,479
Purchases of property and equipment	(18,094)	(16,824)	(45,499)	(39,059)
Free cash flows	$6,906	$3,896	$45,777	$6,420

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013

Revenues:
GAAP subscription revenue	$ 150,367	$ 92,992	$ 400,466	$ 244,926
GAAP professional services and other revenue	28,345	18,267	84,093	54,494
GAAP revenue	178,712	111,259	484,559	299,420
Deferred revenue, end of period	350,795	225,801	350,795	225,801
Less:
Deferred revenue, beginning of period	328,852	210,040	266,722	170,361
Non-GAAP billings	$ 200,655	$ 127,020	$ 568,632	$ 354,860

Cost of revenues:
GAAP subscription cost of revenues	$ 37,925	$ 23,429	$ 102,357	$ 61,960
Add back:
Stock-based compensation	(3,995)	(2,190)	(10,896)	(5,980)
Amortization of purchased intangibles (1)	(2,559)	(359)	(3,306)	(359)
Acquisition and other related costs (1)	(2)	(9)	(2)	(9)
Non-GAAP subscription cost of revenues	$ 31,369	$ 20,871	$ 88,153	$ 55,612

GAAP professional services and other cost of revenues	$ 28,161	$ 18,146	$ 75,781	$ 47,921
Add back:
Stock-based compensation	(3,572)	(1,209)	(9,188)	(3,095)
Acquisition and other related costs (1)	(9)	(9)	(9)	(12)
Non-GAAP professional services and other cost of revenues	$ 24,580	$ 16,928	$ 66,584	$ 44,814

Gross profit:
Non-GAAP subscription gross profit	$ 118,998	$ 72,121	$ 312,313	$ 189,314
Non-GAAP professional services and other gross profit	3,765	1,339	17,509	9,680
Non-GAAP gross profit	$ 122,763	$ 73,460	$ 329,822	$ 198,994

Operating expenses:
GAAP sales and marketing expenses	$ 84,002	$ 47,336	$ 245,355	$ 137,853
Add back:
Stock-based compensation	(14,956)	(5,945)	(36,382)	(14,752)
Amortization of purchased intangibles (1)	(182)	(51)	(286)	(51)
Acquisition and other related costs (1)	(12)	(7)	(13)	(9)
Non-GAAP sales and marketing expenses	$ 68,852	$ 41,333	$ 208,674	$ 123,041

GAAP research and development expenses	$ 39,683	$ 20,819	$ 106,232	$ 54,809
Add back:
Stock-based compensation	(11,682)	(4,176)	(29,973)	(11,005)
Acquisition and other related costs (1)	(10)	(6)	(31)	(7)
Non-GAAP research and development expenses	$ 27,991	$ 16,637	$ 76,228	$ 43,797

GAAP general and administrative expenses	$ 23,440	$ 16,179	$ 69,985	$ 43,783
Add back:
Stock-based compensation	(7,285)	(4,331)	(21,884)	(9,893)
Amortization of purchased intangibles (1)	(5)	(5)	(16)	(5)
Acquisition and other related costs (1)	(416)	(148)	(1,117)	(531)
Non-GAAP general and administrative expenses	$ 15,734	$ 11,695	$ 46,968	$ 33,354

GAAP total operating expenses	$ 147,125	$ 84,334	$ 421,572	$ 236,445
Add back:
Stock-based compensation	(33,923)	(14,452)	(88,239)	(35,650)
Amortization of purchased intangibles (1)	(187)	(56)	(302)	(56)
Acquisition and other related costs (1)	(438)	(161)	(1,161)	(547)
Non-GAAP total operating expenses	$ 112,577	$ 69,665	$ 331,870	$ 200,192

Income (loss) from operations:
GAAP loss from operations	$ (34,499)	$ (14,650)	$ (115,151)	$ (46,906)
Add back:
Stock-based compensation	41,490	17,851	108,323	44,725
Amortization of purchased intangibles (1)	2,746	415	3,608	415
Acquisition and other related costs (1)	449	179	1,172	568
Non-GAAP income (loss) from operations	$ 10,186	$ 3,795	$ (2,048)	$ (1,198)

Net income (loss):
GAAP net loss	$ (41,050)	$ (14,713)	$ (134,724)	$ (49,476)
Add back:
Stock-based compensation	41,490	17,851	108,323	44,725
Amortization of purchased intangibles (1)	2,746	415	3,608	415
Acquisition and other related costs (1)	449	179	1,172	568
Amortization of debt discount and issuance costs for the convertible senior notes	7,325	—	21,609	—
Income tax expense effects related to the above adjustments (1)	(5,305)	(1,531)	(14,990)	(3,323)
Non-GAAP net income (loss)	$ 5,655	$ 2,201	$ (15,002)	$ (7,091)

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$ (0.28)	$ (0.11)	$ (0.93)	$ (0.37)
Non-GAAP net income (loss) per share - basic	$ 0.04	$ 0.02	$ (0.10)	$ (0.05)
Non-GAAP net income (loss) per share - diluted	$ 0.03	$ 0.01	$ (0.10)	$ (0.05)

Weighted-average shares used to compute net loss per share - basic	146,335,519	137,456,531	144,239,844	134,036,466

GAAP weighted-average shares used to compute net loss per share - diluted	146,335,519	137,456,531	144,239,844	134,036,466
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	16,549,145	20,892,410	—	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	162,884,664	158,348,941	144,239,844	134,036,466

(1) The Non-GAAP amounts presented for the three and nine months ended September 30, 2013 have been revised to exclude the amortization of purchased intangibles, acquisition and other related costs and their related tax effects associated with an acquisition completed in 2013.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2014. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 28, 2014 and the company's Form 10-Q for the quarter ended September 30, 2014 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.
Three Months Ended
December 31, 2014

Non-GAAP billings	$245 - $250 million

Deferred revenue, beginning of period	351 million

Less: deferred revenue, end of period	404 - 407 million

GAAP revenue	$192 - $194 million

Non-GAAP subscription gross margin	78%

Stock-based compensation expense	(3%)

Amortization of acquired intangible assets	(1%)

GAAP subscription gross margin	74%

Non-GAAP professional services and other gross margin	15%

Stock-based compensation expense	(12%)

GAAP professional services and other gross margin	3%

Non-GAAP total gross margin	68%

Stock-based compensation expense	(6%)

GAAP total gross margin	62%

Non-GAAP operating margin	2%

Stock-based compensation expense	(23%)

Amortization of acquired intangible assets	(2%)

GAAP operating margin	(23%)

CONTACT:
Media Contacts:
ServiceNow
Colleen Haikes, 408-816-2592
press@servicenow.com
or
Kim McCrossen, 781-684-6253
servicenow@mslgroup.com
or
Investor Contact:
ir@servicenow.com